UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

FATHOM HOLDINGS INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on the table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. FATHOM HOLDINGS INC. 2000 Regency Parkway Drive,Suite 300 Cary, North Carolina 27518 *Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the Annual Meeting, you will need to request a ballot to vote your shares. Dear Shareholder, The 2023 Annual Meeting of Shareholders of Fathom Holdings Inc. will be held at 2000 Regency Parkway Drive, Suite 160, Cary, North Carolina, on Monday, August 28, 2023 at 9:00 AM (local time). Proposals to be considered at the Annual Meeting: (1) To consider and act upon a proposal to elect to the Company’s Board of Directors 8 persons nominated by the Board of Directors; (2) To consider and act upon a proposal to approve an amendment to the Company’s 2019 Omnibus Stock Incentive Plan to increase the share reserve by 1,700,000 shares; (3) To consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and (4) To address such other matters as may properly come before the 2023 Annual Meeting or any adjournment or postponement thereof. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. The Proxy Materials are available for review at: https://www.cstproxy.com/fathom/2023 CONTROL NUMBER FATHOM HOLDINGS INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on August 28, 2023 The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3. 22623 Fathom_Holdings_Inc_Notice_Card_REV1 - Front Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

Important Notice Regarding the Availability of Proxy Materials For the 2023 Annual Meeting of Shareholders to be Held on August 28, 2023 The following Proxy Materials are available for review at: https://www.cstproxy.com/fathom/2023 – the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended by Form 10-K/A. – the Company’s 2023 Proxy Statement. – the Proxy Card. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before August 14, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791 or By logging on to https://www.cstproxy.com/fathom/2023 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. FATHOM HOLDINGS INC. 2000 Regency Parkway Drive,Suite 300 Cary, North Carolina 27518 22623 Fathom_Holdings_Inc_Notice_Card_REV1 - Back